UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting material Pursuant to § 240.14a-12

PENN Entertainment, Inc.

(Name of Registrant as Specified In Its Charter)

HG VORA CAPITAL MANAGEMENT, LLC

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.

DOWNRIVER SERIES LP – SEGREGATED PORTFOLIO C

PARAG VORA

JOHNNY HARTNETT

CARLOS RUISANCHEZ

WILLIAM CLIFFORD

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On May 7, 2025, HG Vora Capital Management, LLC and certain of its affiliates, the beneficial owners of approximately 4.80% of the outstanding common stock of PENN Entertainment, Inc. (NASDAQ: PENN), issued the following press release:

HG Vora Commences Lawsuit Against PENN Entertainment to Preserve the Fundamental Right of Shareholders to Elect All Three of Its Highly Qualified Independent Directors

Believes PENN’s Reduction of Number of Directors Up for Election is a Clear Violation of Pennsylvania’s Business Corporation Law and a Breach of the Board’s Fiduciary Duties

Seeks Injunctive Relief Ordering PENN to Correct its False and Misleading Proxy Materials and Allow Shareholders the Opportunity to Elect Three Directors at the 2025 Annual Meeting

NEW YORK – May 7, 2025 – HG Vora Capital Management, LLC (together with its affiliates, “HG Vora”) today filed a complaint in the United States District Court for the Eastern District of Pennsylvania (the “Court”) against PENN Entertainment, Inc. (Nasdaq: PENN) (“PENN” or the “Company”) and its Board of Directors (the “Board”).

The complaint alleges that PENN violated Pennsylvania’s Business Corporation Law and the Board breached its fiduciary duties when it reduced the number of seats up for election from three to two (the “Board Reduction Scheme”) at the Company’s upcoming 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The complaint further alleges that PENN violated federal securities laws by failing to abide by the universal proxy rules and making materially false and misleading statements and omissions in proxy materials filed with the United States Securities and Exchange Commission (“SEC”) regarding the Annual Meeting.

The complaint seeks declaratory and injunctive relief determining that PENN’s Board Reduction Scheme is invalid, that PENN must correct the materially false and misleading statements in its proxy materials, and that PENN must allow shareholders an opportunity to elect all three independent nominees proposed by HG Vora – William J. Clifford, Johnny Hartnett, and Carlos Ruisanchez – to the Board.

PENN’s Board Reduction Scheme, implemented amidst a contested election and while facing the prospect of losing three Board seats is, in HG Vora’s view, a self-serving action with no legitimate corporate purpose. HG Vora believes the Board’s manipulation of the Company’s election rules is an affront to shareholder democracy and only benefits its incumbent directors, notably its Chairman and CEO. HG Vora believes that substantial changes are necessary to restore accountability and ensure all options are considered to maximize shareholder value.

HG Vora has filed a preliminary proxy statement with the SEC in connection with the Company’s Annual Meeting. HG Vora encourages shareholders to read the full complaint and review its definitive proxy materials when they become available.

Contacts

Investors

Bruce Goldfarb/Chuck Garske

Okapi Partners

(877) 629-6355

Media

Jonathan Gasthalter/Nathaniel Garnick/Iain Hughes

Gasthalter & Co.

(212) 257-4170

Cautionary Statement Regarding Forward-Looking Statements

The information herein contains “forward-looking statements” that can be identified by the fact that they do not relate strictly to historical or current facts. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “intends,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if HG Vora’s underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by HG Vora that the future plans, estimates or expectations contemplated will ever be achieved. The information herein does not constitute an offer to sell or solicitation of an offer to buy any of the securities described herein in any state to any person.

Certain Information Concerning the Participants

HG Vora and the other Participants (as defined below) are filing a preliminary proxy statement and accompanying gold universal proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for the election of its slate of director nominees at the 2025 annual meeting of shareholders (the “2025 Annual Meeting”) of PENN Entertainment, Inc. (“PENN”).

The participants in the proxy solicitation are currently anticipated to be HG Vora Special Opportunities Master Fund, Ltd. (“Master Fund”), Downriver Series LP – Segregated Portfolio C (“Downriver”), HG Vora Capital Management, LLC (the “Investment Manager”), Parag Vora (“Mr. Vora” and, collectively with Master Fund, Downriver and the Investment Manager, “HG Vora”), Johnny Hartnett, Carlos Ruisanchez and William Clifford (collectively all of the foregoing, the “Participants”).

As of the date hereof, (i) Master Fund directly owns 3,825,000 shares of common stock, par value $0.001 per share (the “Common Stock”), of PENN, including 100 shares of Common Stock as the record holder and (ii) Downriver directly owns 3,425,000 shares of Common Stock, including 100 shares of Common Stock as the record holder (collectively, the 7,250,000 shares of Common Stock owned by Master Fund and Downriver, the “HG Vora Shares”). The HG Vora Shares collectively represent approximately 4.80% of the outstanding shares of Common Stock, based on the 150,852,769 shares of Common Stock outstanding as of April 24, 2025, as disclosed by PENN on its proxy statement for the 2025 Annual Meeting. The Investment Manager is the investment manager of Master Fund and Downriver, each of which have delegated all investment and voting decisions to the Investment Manager. Mr. Vora is the manager of the Investment Manager and has authority over day-to-day operations and investment and voting decisions, including with respect to the HG Vora Shares, of the Investment Manager. Each of the Investment Manager and Mr. Vora may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the HG Vora Shares and indirect ownership thereof. Mr. Ruisanchez directly owns 3,150 shares of Common Stock. Neither Mr. Clifford nor Mr. Hartnett beneficially own any shares of Common Stock. Certain of the Participants are also from time to time party to certain derivative instruments that provide economic exposure to PENN’s Common Stock. All of the foregoing information is as of the date hereof unless otherwise disclosed.

Important Information and Where to Find It

HG VORA STRONGLY ADVISES ALL SHAREHOLDERS OF THE CORPORATION TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT, WHEN FILED, AND OTHER RELEVANT DOCUMENTS WILL ALSO BE AVAILABLE ON THE SEC WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, OKAPI PARTNERS LLC, 1212 AVENUE OF THE AMERICAS, 17TH FLOOR, NEW YORK, NEW YORK 10036 (SHAREHOLDERS CAN CALL TOLL-FREE: (877) 629-6355).